UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 2010


                           First American Silver Corp.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-157515                98-0579157
(State or other Jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

10900 N.E. 4th Street, Suite 2300, Bellevue, Washington, USA        98004
      (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (425) 698-2030

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 29, 2010, we issued an aggregate of 1,000,000 units at a price of $0.25 per unit. Each Unit consists of one common share and one common share purchase warrant. Each whole common share purchase warrant is exercisable into one common share for a period of twenty-four months from the date of issuance at a price of US$0.50 per share. The shares were issued to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.


/s/ Robert Suda
-----------------------------
Robert Suda
President and director

Date: November 1, 2010

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